SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[_]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                    meVC DRAPER FISHER JURVETSON FUND I, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is
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     [_] Fee paid previously with preliminary materials:
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     [_]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                    meVC Draper Fisher Jurvetson Fund I, Inc.

                                991 Folsom Street
                         San Francisco, California 94107

                                December ___, 2000



Dear Fellow Investors,

     Thank you for your investment in the meVC Draper Fisher Jurvetson Fund I, Inc. The Fund's first annual meeting will be held on February ___, 2001. As a shareholder, you will be asked to vote on three proposals that were unanimously approved at the Fund's most recent Board of Directors' meeting on November 16, 2000:

1) To reappoint John Grillos and Peter Freudenthal to serve on the Fund's Board of Directors for three-year terms,

2) To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants, and

3) To approve a new investment sub-advisory agreement between meVC Advisers and Draper Advisers.

     You will find complete information on each of these proposals in the attached Proxy Statement. The Board of Directors fully supports each of these proposals and believes they are in the best interests of all Fund shareholders.

     On behalf of the Board of Directors, I urge you to vote in favor of all proposals. Please take a moment now to sign and return your proxy card in the enclosed envelope. If you prefer, you may vote your shares on the Internet or by touchtone telephone by following the instructions on the attached Proxy Statement.

     All of us look forward to continuing to provide you access to venture capital investment opportunities through the meVC Draper Fisher Jurvetson Fund I.

Sincerely yours,



John M. Grillos
Chairman, Chief Executive Officer and Director meVC Draper Fisher Jurvetson Fund I, Inc.

                    meVC DRAPER FISHER JURVETSON FUND I, INC.


                                   ----------

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

                                February __, 2001


TO THE SHAREHOLDERS:

     The annual meeting of shareholders of meVC Draper Fisher Jurvetson Fund I, Inc. ("Fund") will be held on February __, 2001 at [10:00 a.m.] at [991 Folsom Street, San Francisco, California 94107] for the following purposes:

          (1) To elect two directors to serve until the annual meeting of shareholders in 2004, or until their successors are elected and qualified;

          (2) To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants, for the fiscal year ending October 31, 2001;

          (3)  To approve a new investment  sub-advisory  agreement;  and

          (4) To transact such other business as may properly come before the meeting.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund Shares at the close of business on December 20, 2000. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope. You may also vote your shares through a web site established for that purpose by following the instructions on the enclosed proxy insert.


                                       By order of the Board of Directors

                                       /s/ Kenneth A. Priore

                                       Kenneth A. Priore
                                       Secretary


December __, 2000
991 Folsom Street
San Francisco, California 94107
                    meVC DRAPER FISHER JURVETSON FUND I, INC.
                                991 Folsom Street
                         San Francisco, California 94107

                                   ----------
                                 PROXY STATEMENT
                                   ----------


         Annual Meeting of Shareholders to be Held on February __, 2001


     The Board of Directors of the meVC Draper Fisher Jurvetson Fund I, Inc. (the "Fund") is soliciting your proxy to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on February __, 2001 at [10:00 a.m.] at [991 Folsom Street, San Francisco, California 94107] and any adjournments of the Meeting. This proxy statement and the related proxy card will first be mailed to shareholders on or about December __, 2001.

     A majority of the shares outstanding on December 20, 2000, represented in person or by proxy, must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the two nominees for director for which the holders of the common stock are entitled to vote and FOR the remaining proposals described in this proxy statement. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     Each shareholder has one vote for each share and a partial vote for each partial share he or she held on December 20, 2000 (the "Record Date"). All of the outstanding shares of the Fund's common stock will vote together as a single class. As of the Record Date, the Fund had outstanding 16,500,000 shares of common stock. As of the Record Date, Management does not know of any person who owns beneficially 5% or more of the shares of the Fund.

     The Fund has engaged [DFKING] to assist it in the solicitation of proxies for the Meeting, who will be paid approximately $______ in connection with its solicitation efforts. The Fund expects to solicit proxies primarily by mail, but it or [DFKING] may also solicit proxies by telephone, e-mail, facsimile or personal interview. Officers of the Fund and regular employees of meVC Advisers, Inc. ("meVC Advisers") who assist in the proxy solicitation will not receive any additional or special compensation for such efforts. The Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. The Fund may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. All costs associated with the solicitation and the Meeting will be borne by the Fund.

     meVC Advisers serves as the Fund's adviser and is wholly owned by meVC.com, Inc., a privately held venture capital investment management firm ("meVC"). meVC Advisers' principal business address is 991 Folsom Street, San Francisco, California 94107.

     Draper Fisher Jurvetson MeVC Management Co., LLC ("Draper Advisers") has entered into a sub-advisory agreement with meVC Advisers to serve as the Fund's sub-adviser. Draper Advisers' principal business address is 400 Seaport Court, Suite 105, Redwood City, California 94063.

     The Fund's annual report containing financial statements for the fiscal year ended October 31, 2000, is being mailed to shareholders concurrently with this proxy statement.


                        PROPOSAL 1. ELECTION OF DIRECTORS

     Proposal 1 relates to the election of the Fund's directors. Management proposes the election of the two nominees named below. If elected, each nominee will hold office until his term expires in 2004 or until his successor is elected and qualified.

     The nominees, John M. Grillos and Peter S. Freudenthal have served as directors of the Fund since its inception. Mr. Grillos and Mr. Freudenthal are "interested persons" of the Fund as defined by the Investment Company Act of 1940 ("1940 Act"). Directors will be elected by the affirmative vote of the holders of a plurality of the shares of the Fund present in person or by proxy and entitled to vote thereon, provided a quorum is present.

                                  Present Position with the Fund; Business Experience     Shares Owned Beneficially
Nominee; Age                      During Past Five Years; Other Directorships             on December __, 2000*
-----------                      ---------------------------------------------------     -------------------------
John M. Grillos; 58               Chairman, Chief Executive Officer and Director of the             13,088
                                  Fund.  Mr. Grillos is also the managing member of
                                  Draper Advisers (since November 1999).  Mr. Grillos
                                  is also a director of SmartForce PLC and was
                                  Executive Vice President, Chief Operating Officer and
                                  a director of SmartForce PLC from 1998 to 1999.  From
                                  1997 to 1998, Mr. Grillos served as Managing Director
                                  of SoundView Venture Partners, L.P.  From 1988 to
                                  1997, Mr. Grillos served as Managing Director at
                                  Robertson, Stephens & Co., and was responsible for
                                  information technology venture capital investing.
                                  From 1996 until present and from 1998 until
                                  present, respectively, Mr. Grillos has been the
                                  managing general partner of ITech Partners, a seed
                                  stage venture capital frim, and the venture
                                  activities of SmartForce.


Peter S. Freudenthal; 37          Vice Chairman and Director of the Fund.  Mr.                        ___
                                  Freudenthal is also co-founder,  President, Chairman
                                  of the Board and Chief Executive Officer of meVC
                                  (since June 1999) and President and Chairman of the
                                  Board of meVC Advisers (since December 1999).  From
                                  1997 to 1999,  Mr. Freudenthal was a Senior
                                  Biotechnology Equity Research Analyst and a Vice
                                  President with Robertson, Stephens & Co. From 1995 to
                                  1997, Mr. Freudenthal was Director of Healthcare
                                  Research at Brean Murray & Company, a privately held
                                  investment bank.

----------

* Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of shares owned.

     To the knowledge of the Fund's management, as of the Record Date, the current directors and executive officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

     The Fund's Board of Directors met three times during the fiscal year ended October 31, 2000. Each director attended all of the board meetings during the last fiscal year. The Board of Directors has established an Audit Committee that acts pursuant to a written charter and is responsible for overseeing the Fund's accounting and financial reporting policies, practices and internal controls. The Board has adopted a written charter for the Audit Committee that is attached as Exhibit A. The Audit Committee of the board currently consists of Chauncey F. Lufkin, Harold E. Hughes, Jr. and Larry J. Gerhard. Messrs. Lufkin, Hughes and Gerhard are all independent as defined in Section 303.01 of the NYSE's listing standards. The Audit Committee's duties are, (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent accountants; (b) to review and recommend approval or disapproval of audit services and the fees charged for the services; (c) to evaluate the independence of the independent accountants and to recommend whether to retain the independent accountants for the next fiscal year, and (d) to report to the board and make such recommendations as it deems necessary. The Audit Committee did not meet prior to the Fund's fiscal year ended October 31, 2000, but met once between the fiscal year end and the Record Date to review the audited financial statements of the Fund. Attached as Exhibit B is a copy of the Audit Committee's Report with respect to the audited financial statements. All members of the Audit Committee attended those meetings.

     The board does not have a standing nominating or compensation committee. The Independent Directors are paid a monthly fee of $4,800 and are paid $10,000 for each board meeting and for each separate meeting of a board committee. Independent Directors are reimbursed for any expenses incurred in attending meetings. Directors of the Fund who are "interested persons" as defined by the 1940 Act receive no compensation from the Fund.


                               Compensation Table


            Name of                               Total Compensation*
       Person, Position
-------------------------------                   --------------------

Larry J. Gerhard, Director                              $49,585
Harold E. Hughes, Jr., Director                         $48,800
Chauncey F. Lufkin, Director                            $48,800



* Represents fees paid to each director during the fiscal year ended October 31, 2000.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                  VOTE "FOR" EACH DIRECTOR LISTED IN PROPOSAL 1

                PROPOSAL 2. RATIFICATION OF SELECTION OF AUDITORS

     The Fund's financial statements for the fiscal year ended October 31, 2000, were audited by PricewaterhouseCoopers LLP ("PWC"), independent auditors. In addition, PWC prepares the Fund's federal and state annual income tax returns.

     The Board of Directors of the Fund has selected PWC as the independent accountants for the Fund for the fiscal year ending October 31, 2001, subject to ratification by shareholders of the Fund at the Meeting. PWC has been the Fund's independent accountants since its inception in December 1999. The ratification of PWC as independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying proxy will vote FOR ratification unless contrary instructions are given. PWC has informed the Fund that it has no material direct or indirect financial interest in the Fund. The affirmative vote of the holders of a majority of the shares of the Fund cast at the Meeting is required for ratification, provided a quorum is present.

     PWC's representatives are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                              VOTE "FOR" PROPOSAL 2
                                   ----------

               PROPOSAL 3. APPROVAL OF NEW SUB-ADVISORY AGREEMENT

     As described in more detail below, the Fund's sub-adviser, Draper Advisers, intends to make certain changes to its internal structure that would constitute a "change of control" of Draper Advisers under the 1940 Act. As a result, the existing sub-advisory agreement with Draper Advisers will terminate and it will be necessary to obtain the approval of Fund shareholders for a new sub-advisory agreement with Draper Advisers in its restructured form. The new sub-advisory agreement, which is attached hereto as Exhibit C, will be identical to the existing sub-advisory agreement, except that the new sub-advisory agreement (a) will reflect the effect of the structural changes made to Draper Advisers and
(b) will provide for its annual reapproval by the Board of Directors rather than by the shareholders.

     The Board of Directors believes that the new sub-advisory agreement is in the best interests of the Fund and its shareholders, and will enhance the Fund's ability to implement the strategy contemplated by the Fund when the Fund was organized. The Board recommends that you vote FOR its approval.

    Reasons Supporting the New Sub-Advisory Agreement

     The Board believes that a new sub-advisory agreement with Draper Advisers in a restructured form will benefit the Fund and its shareholders by allowing the Fund to more fully implement the follow-on investment strategy contemplated when the Fund was organized. Following the restructuring of Draper Advisers, the Fund will have the ability to invest in expansion and mezzanine stage financings in conjunction with the venture firms affiliated with Mr. Draper (the "DFJ Entities") without having participated in the initial round of financing. The change proposed herein will allow the Fund the opportunity to participate in many of the expansion and mezzanine stage investment opportunities of the affiliate network. All investments made by the Fund will continue to be subject to the oversight of Draper Advisers, meVC Advisers and the Board, and all investment recommendations will continue to be made by John Grillos, the managing member of Draper Advisers.

     In addition, the revision to Section 10 of the new sub-advisory agreement will enable the Fund's Board to renew the sub-advisory arrangements with Draper Advisers on an annual basis without the time and expense of soliciting the approval of shareholders through the proxy statement and annual meeting process. The Fund's advisory agreement with meVC Advisers is reviewed annually by the Board in this manner, as are the vast majority of advisory and sub-advisory contracts in the industry. The Board believes the cost savings involved will benefit the Fund and its shareholders.

     Background and Analysis

     Draper Advisers was formed in November 1999 as a registered investment adviser under the Investment Advisers Act of 1940 and serves as the Fund's sub-adviser. As the Fund's sub-adviser, Draper Advisers identifies, structures and negotiates investments for the Fund, as well as monitors and provides managerial assistance to the

Fund's portfolio companies. Currently, 51% of Draper Advisers is owned by Timothy Draper, who is a non-managing member of Draper Advisers. In addition to Mr. Draper, there are twenty-three non-managing members of Draper Advisers, each of whom owns less than 5%. Mr. Grillos, the chairman and chief executive officer of the Fund, owns 33.3% of Draper Advisers and serves as its managing member. Under the current structure of Draper Advisers, Mr. Draper has the discretionary ability to allocate a portion of both the management fee and the annual incentive fee that Draper Advisers receives from the Fund.

     Mr. Draper's majority ownership of Draper Advisers and his discretion over the allocation of management fee and incentive compensation creates an affiliation relationship that prohibits the Fund from making follow-on investments in companies originally financed by a DFJ affiliate. Such co-investments with affiliates are prohibited by the 1940 Act. Because of these affiliations, the Fund is currently permitted to make certain co-investments with the DFJ Entities only pursuant to an exemptive order (the "Order") obtained from the Securities and Exchange Commission (the "SEC"). Under the terms of the Order, the Fund may not engage in follow-on investments with a DFJ Entity in a particular company unless the Fund invested with the DFJ Entity in an earlier round of financing of that company.

     Under the proposed restructuring of Draper Advisers, Mr. Draper intends to transfer the majority of his ownership interest in Draper Advisers to certain of the other non-managing members and, as a result, will own less than 25% of Draper Advisers. In addition, the restructuring will remove any ability of Mr. Draper to allocate management and incentive fees among the members of Draper Advisers. Accordingly, Draper Advisers and the Fund will no longer be considered affiliates of the DFJ Entities. This termination of affiliation will permit the Fund to make investments with the DFJ Entities, including follow-on investments, without having to rely on the Order.

     The transfer of Mr. Draper's majority interest will be considered a "change of control" of Draper Advisers and will result in automatic termination of the sub-advisory agreement. Before the restructuring can take place, it is therefore necessary to obtain shareholder approval for a new sub-advisory agreement with Draper Advisers. The new sub-advisory agreement, which is attached as Exhibit C and is marked to show changes from the existing sub-advisory agreement, reflects the fact that the Fund will no longer need to rely on the Order with respect to its investments with the DFJ Entities. The new sub-advisory agreement will also permit annual renewal by the Fund's Board of Directors. The existing agreement provides that any renewal requires a majority vote of the Fund's Board of Directors and by the holders of at least a majority of the outstanding voting securities of the Fund. However, the 1940 Act requires only a majority vote of the Board or that of the Fund's shareholders to approve or renew the Agreement.
Section 10 of the new sub-advisory agreement has thus been modified to provide in pertinent part that the agreement "shall be automatically extended for successive one (1) year periods, provided, that each such continuation is approved by a majority vote of the Fund's Board of Directors or by the holders of at least a majority of the outstanding voting securities of the Fund." The new sub-advisory agreement is otherwise identical to the existing sub-advisory agreement.

     Required Vote

     The affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, is required for approval of Proposal 3. This means that Proposal 3 must be approved by the lesser of: (1) 67% of the Fund's shares present at a meeting of shareholders if the owners of more than 50% of the Fund's shares then outstanding are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                              VOTE "FOR" PROPOSAL 3
                                   ----------

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the Board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, in addition to Messrs. Grillos and Freudenthal (whose information is given previously), are:

     Andrew E. Singer, age 30, President of the Fund (appointed December 1999). Mr. Singer is co-founder, Chief Financial Officer and director of meVC and Chief Executive Officer and director of meVC Advisers. Previously, Mr. Singer was in the investment banking group at Robertson Stephens & Company. Before joining Robertson Stephens, Mr. Singer was Director of New Business at The Shansby Group, a venture capital firm managing approximately $120 million of investor capital.

     Paul Wozniak, age [36], Vice President, Chief Financial Officer and Treasurer of the Fund (appointed December 1999). Mr. Wozniak is also Chief Operating Officer of meVC and meVC Advisers (since October 1999). Previously, Mr. Wozniak served in various operational roles, most recently as Vice President and Director, Mutual Fund Operations, at GT Global Inc./AIM Funds.

     Kenneth A. Priore, age 31, Secretary of the Fund (appointed December 1999). Mr. Priore is also Internal Counsel and Director of Policy and Compliance for meVC and meVC Advisers (since October 1999). Previously, Mr. Priore was employed by Charles Schwab & Co., Inc., most recently as Managing Attorney: Third Party Actions, Arbitration and Litigation for the Office of Corporate Counsel.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Fund is not aware of any outstanding reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934.


                              SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 2001 annual meeting of shareholders should send such proposals to the Fund at 991 Folsom Street, San Francisco, California 94107. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than August __, 2001 and must satisfy the other requirements of the federal securities laws.


                                 OTHER BUSINESS

     Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.



                                       By order of the Board of Directors,

                                       /s/ Kenneth A. Priore

                                       Kenneth A. Priore
                                       Secretary

December __, 2000


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

     Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted "FOR" the nominees for director for which you are entitled to cast a vote named in the attached proxy statement and "FOR" all other proposals noticed above. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing your proxy card promptly.
--------------------------------------------------------------------------------

                                                                       Exhibit A

                    meVC Draper Fisher Jurvetson Fund I, Inc.
                    Audit Committee of the Board of Directors

                                     Charter

I.    Purpose

         The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors of the meVC Draper Fisher Jurvetson Fund I, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:


         o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         o Review and appraise the audit efforts of the Corporation's independent accountants.

         o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

II.   Composition

         The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

III.  Responsibilities and Duties

         To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

         1. Review and update this charter periodically, at least annually and as conditions dictate.

         2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

         3. Review the regular internal reports to management and management's response.

         4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

         5. Recommend to the Board of Directors the selection of independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

         6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Processes

         8. In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's financial processes, both internal and external.

         9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

Process Improvement

         11. Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         12. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         13. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

         14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethics and Legal Compliance

         15. Review the Corporation's Code of Ethics and ensure that management has established a system to enforce this Code.

         16. Review management's monitoring of the Corporation's compliance with the Corporation's Code of Ethics, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

         17. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                       Exhibit B


                             Audit Committee Report


                    meVC Draper Fisher Jurvetson Fund I, Inc.
                               Board of Directors

     The Audit Committee of the Board of Directors of meVC Draper Fisher Jurvetson Fund I, Inc. (the "Fund") has reviewed the Fund's audited financial statements for the fiscal year ended October 31, 2000. In conjunction with its review, the Audit Committee has met with the management of the Fund to discuss the audited financial statements. In addition, the Audit Committee has discussed with the Fund's independent auditors, PricewaterhouseCoopers LLP ("PWC"), the matters required pursuant to SAS 61 and has received the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1. The Audit Committee has also discussed with PWC the independence of PWC.

     Based on this review and discussion, the Audit Committee recommended to the Fund's Board of Directors that the audited financial statements be included in the Fund's Annual Report on Form 10-K for the year ended October 31, 2000 for filing with the Securities and Exchange Commission.

     This report has been approved by all of the of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent pursuant to the New York Stock Exchange Rule 303.01.



Larry J. Gerhard

Harold E. Hughes, Jr.

Chauncey F. Lufkin

December _____, 2000

                                                                       Exhibit C

                        INVESTMENT SUB-ADVISORY AGREEMENT



          THIS INVESTMENT SUB-ADVISORY AGREEMENT (this "Agreement") is entered into and made effective as of the ___ day of __________, 2000, by and between meVC ADVISERS, INC., a Delaware corporation ("Adviser"), and DRAPER FISHER JURVETSON MEVC MANAGEMENT CO., LLC, a California limited liability company ("Sub-Adviser"). Terms not otherwise defined herein shall have the meaning assigned to them in that certain Investment Advisory Agreement (the "Advisory Agreement"), dated of even date herewith, by and between meVC Draper Fisher Jurvetson Fund I, Inc., a Delaware corporation (the "Fund"), and Adviser.

                              W I T N E S S E T H:

          WHEREAS, the Fund is a non-diversified closed-end management investment company that has elected to be regulated as a business development company pursuant to the provisions of the Investment Company Act; and

          WHEREAS, Adviser is a registered investment adviser under the Advisers Act; and

          WHEREAS, pursuant to the terms and subject to the conditions of the Advisory Agreement, Adviser has undertaken to serve as the Fund's investment advisor and, in connection therewith, to perform certain services for the Fund with respect to the administration of the Fund and its investment activities; and

          WHEREAS, Sub-Adviser is a registered investment adviser under the Advisers Act; and

          WHEREAS, Sub-Adviser desires to serve as an investment sub-adviser to the Fund and, in connection therewith, to assist Adviser in the fulfillment of its duties and obligations under the Advisory Agreement, such assistance to be provided on the terms and subject to the conditions as set forth herein; and


          WHEREAS, Adviser desires to retain Sub-Adviser to assist Adviser in the fulfillment of its duties and obligations under the Advisory Agreement on the terms and subject to the conditions set forth in this Agreement; and

          NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:


          1.   APPOINTMENT OF SUB-ADVISER; DUTIES OF SUB-ADVISOR.

          (a) On the terms and subject to the conditions set forth in this Agreement, Adviser hereby retains Sub-Adviser to serve as the Fund's investment sub-adviser and, in connection therewith, to assist Adviser with the fulfillment of its obligations as set forth in the Advisory Agreement.

          (b) In all cases subject to the approval of the Fund's Board of Directors, during the term of this Agreement, Sub-Adviser hereby agrees to:

               (i) manage the investment and reinvestment of the Fund's assets (except for the investment and reinvestment of the Fund's assets in Temporary Investments (as defined in the Fund's Prospectus), all obligations with respect to which shall remain those of Adviser);

               (ii) continuously review, supervise and administer the Fund's investment program to determine in its discretion the securities to be purchased or sold and the portion of the Fund's assets to be held uninvested;

               (iii) provide or make available significant managerial assistance and guidance to the companies in which the Fund invests, such assistance and guidance in all cases to be at least the minimum level required for the Fund to at all times remain in compliance with the relevant provisions of the Investment Company Act;

               (iv) provide the Fund with all required records concerning Adviser's efforts on behalf of the Fund; and

               (v) provide regular reports to the Fund's Board of Directors concerning Adviser's activities on behalf of the Fund.

          2. ACCEPTANCE BY SUB-ADVISER. Sub-Adviser hereby accepts appointment as an investment sub-adviser to the Fund on the terms and conditions set forth in this Agreement, and agrees to discharge its duties and responsibilities hereunder to the best of its abilities and in compliance with the objectives, policies and limitations as set forth in the Fund's Prospectus and applicable laws and regulations, subject in all cases to the approval of the Fund's Board of Directors.

          3.   COMPENSATION.

          (a) For the services rendered by Sub-Adviser as set forth in this Agreement, Adviser shall pay to Sub-Adviser an amount equal to forty percent (40%) of any Management Fee paid by the Fund to Adviser pursuant to Section 4 of the Advisory Agreement. Adviser shall remit to Sub-Adviser its portion of any such Management Fee not later than the third business day following Adviser's receipt of a Management Fee from the Fund.

          (b) As additional compensation for Sub-Adviser's services pursuant to this Agreement, Adviser shall pay to Sub-Adviser an amount equal to ninety percent (90%) of any Incentive Fee paid by the Fund to Adviser pursuant to
Section 4 of the Advisory Agreement. Adviser shall remit to Sub-Adviser its portion of any such Incentive Fee not later than the third business day following Adviser's receipt of an Incentive Fee from the Fund.

          (c) In the event of termination of this Agreement, any compensation to which Sub-Adviser may be entitled pursuant to this Section 3 shall be computed as of the period ending on the last business day on which this Agreement is in effect, subject to pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

          4. EXPENSES. Sub-Adviser shall pay all of its own costs and expenses, including those costs and expenses incurred by Sub-Adviser in the discharge of its duties and obligations pursuant to this Agreement.

          5. AFFILIATE TRANSACTIONS: With respect to any investment transaction with an affiliate of the Fund ("Affiliated Transaction") proposed to be entered into by the Fund, Adviser and Sub-Adviser hereby acknowledge and agree as follows:

          (a) Sub-Adviser shall present such opportunity to the Fund's Board of Directors at least five (5) business days prior to the date an investment decision must be made, and shall make available to each director all such documentation and other information as such directors shall deem necessary or appropriate to allow them to make an informed decision with respect to the Fund's participation in such investment opportunity; PROVIDED, HOWEVER, that the Fund's Board of Directors, in its sole and absolute discretion, may waive some or all of the advance notice requirement on a case-by-case basis.

          (b) The Fund's Board of Directors shall have the sole and absolute discretion with respect to the Fund's participation in an Affiliate Transaction and, absent the express authorization of the Fund's Board of Directors, Sub-Adviser shall have no authority to obligate the Fund with respect to any such Affiliate Transaction.

          (c) Sub-Adviser shall at all times comply, and shall conduct itself so as to allow the Fund to comply, with the terms and conditions as imposed by the Commission and set forth in any relevant exemptive order.

          6. LIMITATION OF LIABILITY. In the absence of: (i) willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its obligations and duties hereunder; (ii) reckless disregard by Sub-Adviser of its obligations and duties hereunder; or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act), Sub-Adviser shall not be subject to any liability to Adviser or the Fund or any stockholder of the Fund for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, the rendering of services by Sub-Adviser hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security by Sub-Adviser on behalf of the Fund.

          7. EXCLUSIVITY. The services provided by Sub-Adviser hereunder are not exclusive and Sub-Adviser shall remain free to render such services to others.

          8. RECORDS. Sub-Adviser agrees to preserve the records required by Rule 204-2 promulgated under the Advisers Act for the period specified therein.

          9. WRITTEN DISCLOSURE STATEMENT. Sub-Adviser has previously delivered to each of Adviser and the Fund a written disclosure statement as required by
Section 204-3(a) of the Advisers Act in the form of either a copy of Part II of Sub-Adviser's Form ADV which complies with Section 204-1(b) of the Advisers Act or a written document containing at least the information required by Part II of Form ADV. Such written disclosure statement was delivered by Sub-Adviser to Adviser and the Fund within the time period specified by Section 204-1(b) of the Advisers Act.

          10. DURATION. This Agreement shall be effective beginning on the date set forth in the preamble hereof, and shall remain in force for an initial period of two (2) years. Upon the expiration of the initial two-year period, this Agreement shall be automatically extended for successive one (1) year periods, PROVIDED, that each such continuation is approved by a majority vote of the Fund's Board of Directors or by the holders of at least a majority of the outstanding voting securities of the Fund.

          11.  TERMINATION; AGREEMENT OF THE PARTIES RESPECTING TERMINATION.

          (a) This Agreement may be terminated by either party hereto, at any time and without penalty, upon delivery of written notice of such termination at least sixty (60) days prior to the termination date, such written notice to be delivered by the terminating party to the non-terminating party and to the Board of Directors of the Fund.

          (b) This Agreement may be terminated by (i) the Board of Directors of the Fund or (ii) the holders of a majority of the outstanding voting securities of the Fund, upon the delivery Adviser and Sub-Adviser of written notice of such termination at least sixty (60) days prior to the termination date.

          (c) This Agreement shall immediately and automatically terminate in the event of its assignment without the written consent of Adviser and the Fund.

          (d) Except as may be otherwise agreed or consented to by the parties hereto:

              (i) this Agreement shall terminate automatically in the event of a termination of the Advisory Agreement, such termination to occur concurrently with the termination of the Advisory Agreement;

              (ii) in the event of a termination of this Agreement, Adviser shall terminate the Advisory Agreement, such termination to occur concurrently with the termination of this Agreement or as reasonably practicable thereafter; and

              (iii) in the event of a termination of this Agreement or the
                    Advisory Agreement pursuant to this Section 11, each party hereto agrees that it will not thereafter provide, agree to provide or cause to be provided, directly or indirectly, investment advisory services to the Fund.

          12.  CHANGE IN MEMBERSHIP OF SUB-ADVISER.

               (a) Upon the occurrence of any of the following events, and in no event later than three (3) business days thereafter, Sub-Adviser shall provide written notice of such occurrence to each of the Fund and Adviser:

              (i) the withdrawal, voluntary or otherwise, of any member (whether managing or non-managing) from membership in Sub-Adviser;

              (ii) the admission of any new member (whether managing or non-managing) to membership in Sub-Adviser,

              (iii) the substitution of any individual or entity in place of any current member (whether managing or
                       non-managing) of Sub-Adviser; or

              (iv) the occurrence of any other event or series of events which results, or can reasonably be expected to result, in a change in the current membership of Sub-Adviser.

               (b) Sub-Adviser's obligations pursuant to this Section 12 shall terminate upon the conversion of Sub-Adviser from a limited liability company form to a C corporation.

          13. AMENDMENTS. This Agreement may be amended with the mutual consent of the parties, PROVIDED, that any such proposed amendment shall be consented to by (i) a majority of the Fund's directors, (ii) a majority of the Fund's disinterested directors and (iii) to the extent required by the Investment Company Act of 1940, by the holders of at least a majority of the outstanding voting securities of the Fund.

          14.  INDEMNIFICATION.

               (a) INDEMNIFICATION BY SUB-ADVISER. Sub-Adviser shall indemnify and hold Adviser harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising out of or attributable to any action or failure or omission to act by Sub-Adviser as a result of Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under this Agreement.

               (b) INDEMNIFICATION BY THE FUND. To the fullest extent permitted by applicable law, the indemnification provisions of Section 6(b) of the Advisory Agreement shall be deemed specifically incorporated by reference herein as permitted by Section 3(b)(iv) of the Advisory Agreement and the Fund shall have the same indemnification obligations to Sub-Adviser as it has to Adviser as described in Section 6(b) of the Advisory Agreement.

          15. AGENCY RELATIONSHIP. Nothing herein shall be construed as constituting Sub-Adviser as an agent of Adviser or of the Fund.

          16. SEVERABILITY. If any term or condition of this Agreement shall be found to be invalid or unenforceable to any extent or in any application, the remainder of this Agreement, including such term or condition, except to the extent or in such application such term or condition is held invalid or unenforceable, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforceable to the fullest extent and in the broadest application permitted by law.

          17. CAPTIONS. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          18. DEFINITIONS. For purposes of this Agreement, the terms "majority of the outstanding voting securities," "assignment" and "interested person" shall have the respective meanings assigned to them in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either Adviser or the Fund by the Securities and Exchange Commission pursuant to the authority conveyed to it under the provisions of the Investment Company Act and/or the Advisers Act.

          19. NOTICES. All notices required or permitted to be delivered under or pursuant to this Agreement shall be so delivered by certified mail, postage prepaid, as follows:

               If to Adviser:        meVC Advisers, Inc.
                                     991 Folsom Street, Suite 301
                                     San Francisco, CA  94107
                                     Attn:  Secretary

               If to Sub-Adviser:    Draper Fisher Jurvetson MeVC Management
                                            Co., LLC
                                     400 Seaport Court, Suite 250
                                     Redwood City, California  94063
                                     Attn:  Managing Member

               If to the Fund:       meVC Draper Fisher Jurvetson Fund I, Inc.
                                     991 Folsom Street, Suite 301
                                     San Francisco, CA  94107
                                     Attn:  Secretary

               with a copy to:       1800 Massachusetts Avenue NW, Suite 200
                                     Washington, D.C.  20036-1800
                                     Attn:  R. Charles Miller, Esq.

          Any notice delivered pursuant to this Section 19 shall be deemed delivered on the third day following its deposit in the United States mail or the date such notice is actually received by the addressee, whichever shall occur first.

          20. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the matters referred to herein and supersedes all prior agreements, negotiations, commitments or understandings.

          21. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be taken to be an original and together shall constitute one and the same document.

          22. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the Investment Company Act and the Advisers Act and the rules and regulations promulgated thereunder.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                       meVC ADVISERS, INC.

                                       By
                                          -------------------------------------
                                                Chief Executive Officer

                                       DRAPER FISHER JURVESTON MEVC
                                       MANAGEMENT CO., LLC

                                       By
                                          -------------------------------------
                                                Managing Member
                    meVC DRAPER FISHER JURVETSON FUND I, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

P The undersigned hereby appoints Andrew E. Singer, Paul Wozniak and Kenneth A. Priore, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of meVC Draper Fisher Jurvetson Fund I,
R Inc. (the "Fund") held of record by the undersigned on December 20, 2000, at the Annual Meeting of Shareholders of the Fund to be held on February __, 2001, and any adjournments thereof.

O
         This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all Proposals.
X
         -----------------------------------------------------------------------
         Your vote is important no matter how many shares you own. If you are not voting by phone or Internet, please sign and date this proxy below
Y        and return it promptly in the enclosed envelope.

         -----------------------------------------------------------------------


To vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.

2)   Call 1-800-690-6903

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.

2)   Go to Website www.proxyvote.com

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                         DRAPER               KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


meVC DRAPER FISHER JURVETSON FUND I, INC.

The Board of Directors Recommends voting FOR Proposals 1, 2 and 3

Vote on Directors

 1. Management proposes the election of the two nominees named below. If elected, each nominee will hold office until his term expires in 2004 or until his successor is elected and qualified. Nominees:

                                                  For         Withhold   For All
                                                  All           All       Except
                                                 --------    --------     ------
          (01)  John M. Grillos
                                                   ---         ---         ---
          (02)  Peter S. Freudenthal
                                                   ---         ---         ---


                              To withhold authority to vote, mark "For All
                              Except" and write the nominee's number on the line below.

                              --------------------------------------------


VOTE ON PROPOSALS
                                                   For       Against     Abstain
                                                   ---       -------     -------
2.    Ratification of the selection of
      PricewaterhouseCoopers LLP as the
      Fund's independent auditors for the
      fiscal year ending October 31, 2001.         ---         ---         ---



3.    Approval of the New Sub-Advisory
      Agreement.                                   ---         ---         ---

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as Executor, Administrator, Trustee or Guardian, please give full title as such.


SIGNATURE(Please sign within Box)                           DATE
                                --------------------------       ---------------


SIGNATURE(Joint Owners)                                    DATE
                        ---------------------------------       ---------------